SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):August 12, 1999



                            Cox Communications, Inc.
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
 -------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)




           1-6590                                58-2112288
 -------------------------------------------------------------------------------
    (Commission File Number)         (I.R.S. Employer Identification Number)


                              1400 Lake Hearn Drive
                             Atlanta, Georgia 30319
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (404) 843-5000
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2   Acquisition or Disposition of Assets.

     On August 12, 1999, Cox Communications, Inc. completed the acquisition of TCA Cable TV, Inc., which serves 883,000 customers in Texas, Louisiana, Arkansas and four other states, for a combination of cash and Cox Class A common stock with an aggregate value of approximately $4 billion, including the assumption of debt. Additionally, Cox will assume ownership of VPI Communications, Inc., the nation's largest third party turnkey advertising insertion provider (dba "Cable Time"), which serves 82 multiple system operators representing more than 3.5 million customers nationwide. A copy of Cox's press release announcing the consummation of the TCA transaction is being filed as Exhibit 99.1 with this report.

     The TCA acquisition was structured as a merger of TCA with and into Cox Classic Cable, Inc., a wholly owned subsidiary of Cox, with Cox Classic Cable as the surviving corporation. TCA's shareholders, which consisted of various individual and institutional investors, will receive an aggregate of approximately $1.67 billion in cash and approximately 38.3 million shares of Cox Class A common stock as consideration for their shares of TCA common stock. A copy of Cox's press release announcing final election results is being filed as
Exhibit  99.3 with this  report.  In addition,  Cox assumed  approximately  $540 million of outstanding TCA indebtedness. To refinance a portion of TCA's indebtedness and fund the cash payments to TCA shareholders, Cox will use a combination of a portion of the proceeds from its August public offerings and commercial paper borrowings.

     In connection with the TCA acquisition, Cox appointed Fred Nichols as Executive Vice President of Operations. Mr. Nichols had been Chief Executive Officer of TCA. A copy of Cox's press release announcing the appointment of Mr. Nichols is being filed as Exhibit 99.2 with this report.

Item 7    Financial Statements and Exhibits

     (a)  Financial statements of business acquired.

          Unaudited financial statements for the six months ended April 30, 1999 and 1998 audited financial statements for the fiscal year ended October 31, 1998 of TCA Cable TV, Inc. (incorporated by reference to Cox's Form 8-K/A filed on July 20, 1999).

     (b)  Pro forma financial information.

          Pro forma financial statements reflecting the acquisition of TCA (incorporated by reference to Cox's Form 8-K/A filed on July 20,
          1999).

     (c)  Exhibits.

          2.1 Agreement and Plan of Merger, dated as of May 11, 1999, by and among Cox Communications, Inc., Cox Classic Cable, Inc. and TCA Cable TV, Inc. (incorporated by reference to Exhibit 2.1 of Cox's Form 8-K filed on May 14, 1999).

          2.2 Amendment No.1 to Agreement and Plan of Merger, dated as of August 10, 1999, by and among Cox Communications, Inc., Cox Classic Cable, Inc. and TCA Cable TV, Inc.

          4.1 Indenture, dated as of January 30, 1998, between TCA Cable TV, Inc. and Chase Bank of Texas, National Association, as Trustee (incorporated by reference to Exhibit 4(a) of TCA's registration statement on Form S-3, File No. 333-32015).

          4.2 First Supplemental Indenture, dated as of August 12, 1999, among TCA Cable TV, Inc., Cox Classic Cable, Inc. and Chase Bank of Texas, National Association, as Trustee.

          99.1 Press Release dated August 12, 1999

          99.2 Press Release dated August 12, 1999

          99.3 Press Release dated August 20, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COX COMMUNICATIONS, INC.


         Dated: August 25, 1999              By:  /s/ Andrew A. Merdek
                                                  -------------------
                                                  Andrew A. Merdek
                                                  Secretary